Exhibit 99.1

United States Commodity Index Funds Trust
United States Commodity Index Fund
Monthly Account Statement
For the Month Ended November 30, 2018

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(40,211,537)
Unrealized Gain (Loss) on Market Value of Futures	1,153,688
Dividend Income	25,658
Interest Income	951,494
ETF Transaction Fees	1,400
Total Income (Loss)	$(38,079,297)

Expenses
Management Fees	$357,864
Professional Fees	57,651
Brokerage Commissions	47,064
Non-interested Directors' Fees and Expenses	5,094
Prepaid Insurance Expense	2,722
Total Expenses	$470,395
Net Income (Loss)	$(38,549,692)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 11/1/18	$569,898,503
Withdrawals (550,000 Shares)	(21,561,284)
Net Income (Loss)	(38,549,692)

Net Asset Value End of Month	$509,787,527
Net Asset Value Per Share (13,300,000 Shares)	$38.33

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended November 30, 2018 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596

United States Commodity Index Funds Trust
United States Copper Index Fund
Monthly Account Statement
For the Month Ended November 30, 2018

Statement of Income (Loss)

Income
Unrealized Gain (Loss) on Market Value of Futures	$443,475
Dividend Income	1,380
Interest Income	17,670
Total Income (Loss)	$462,525

Expenses
Management Fees	$5,991
Professional Fees	5,735
Non-interested Directors' Fees and Expenses	105
Prepaid Insurance Expense	68
Total Expenses	11,899
Expense Waiver	(4,525)
Net Expenses	$7,374
Net Income (Loss)	$455,151

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 11/1/18	$10,848,545
Net Income (Loss)	455,151

Net Asset Value End of Month	$11,303,696
Net Asset Value Per Share (650,000 Shares)	$17.39

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended November 30, 2018 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596

United States Commodity Index Funds Trust
Monthly Account Statement
For the Month Ended November 30, 2018

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(40,211,537)
Unrealized Gain (Loss) on Market Value of Futures	1,597,163
Dividend Income	27,038
Interest Income	969,164
ETF Transaction Fees	1,400
Total Income (Loss)	$(37,616,772)

Expenses
Management Fees	$363,855
Professional Fees	63,386
Brokerage Commissions	47,064
Non-interested Directors' Fees and Expenses	5,199
Prepaid Insurance Expense	2,790
Total Expenses	482,294
Expense Waiver	(4,525)
Net Expenses	$477,769
Net Income (Loss)	$(38,094,541)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 11/1/18	$580,747,048
Withdrawals (550,000 Shares)	(21,561,284)
Net Income (Loss)	(38,094,541)

Net Asset Value End of Month	$521,091,223

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended November 30, 2018 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596